UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	FOUR(4)
Debtor(s).	For the Month Ending:	9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A. DIP OPERATING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		272,830.92
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		221,665.55
3. BEGINNING BALANCE:		51,165.37
4. TOTAL RECEIPTS THIS PERIOD:		227,915.07
5. BALANCE:		279,080.44
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	118,788.26	
Disbursements (from page 2)	92,681.28	
TOTAL DISBURSEMENTS THIS PERIOD:***		211,469.54
7. ENDING BALANCE:		67,610.90

8. General Account Number(s): XX-6261

Depository Name & Location:
EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
9/1/2020		US TRUSTEE	Quarterly filing fee		325.00	325.00
9/1/2020		Blue Shield Of CA	Employee benefit		295.70	295.70
9/2/2020		TollFreeForwarding.com	Communication		595.79	595.79
9/3/2020		Vonage	Communication		241.03	241.03
9/8/2020		Charter Communications	Utilities		287	287.00
9/8/2020		Gateway Services Webpayment	Office Expense		4.40	4.40
9/9/2020		Sequoia CPAs, APC	Professional Service fee		10,500.00	10,500.00
9/9/2020		Wilson & David, Co	Prepaid expense		1,250.00	1,250.00
9/9/2020		The Law offices of Melissa N. Armstrong	Professional Service fee		9,250.00	9,250.00
9/9/2020		Deposited Check Return	Deposited Check Return		3,617.00	3,617.00
9/10/2020		United Healthcare	Employee benefit		4,329.81	4,329.81
9/10/2020		Lexisnexis	Office Expense		903.00	903.00
9/14/2020		Transfer to EW #6268	Transfer	21,438.60		21,438.60
9/14/2020		Transfer to BOC #3458	Transfer	21,438.60		21,438.60
9/14/2020		Transfer to EW #6268	Transfer	5,000.00		5,000.00
9/15/2020		Lancer Investment LLC	Office Rent		14,576.67	14,576.67
9/15/2020		Grand Land Co	Advertising		7,210.00	7,210.00
9/15/2020		Dandy Data Solutions	Professional Service fee		3,500.00	3,500.00
9/15/2020		Shelby Chan	Board Member fee		2,500.00	2,500.00
9/15/2020		Globex Transfer	Professional Service fee		1,500.00	1,500.00
9/15/2020		Stock Service LLC	Professional Service fee		1,500.00	1,500.00
9/15/2020		IMS Executive Suites	Office Expense		525.00	525.00
9/16/2020		Transfer to EW #6268	Transfer	51,068.89		51,068.89
9/17/2020		Global One Filings, Inc	Professional Service fee		1,337.00	1,337.00
9/17/2020		Lan Jiang	Employee reimbursement		893.09	893.09
9/17/2020		Jenny Lao	Office Cleaning		250.00	250.00
9/17/2020		Jinghong An	Employee reimbursement		119.97	119.97
9/18/2020		Analysis Activity	Bank Service Fee		485.01	485.01
9/21/2020		Transfer to EW #6268	Transfer	4,040.17		4,040.17
9/21/2020		So Calif Edison	Office Utility		569.02	569.02
9/22/2020		Kaiser Foundation Health Plan	Employee benefit		2,564.79	2,564.79
9/22/2020		Echeck	Prepaid expense		250.00	250.00
9/28/2020		Transfer to EW #6268	Transfer	5,802.00		5,802.00
9/29/2020		Transfer to EW #6268	Transfer	10,000.00		10,000.00
9/30/2020		Leungking Fai	Board Member fee		10,000.00	10,000.00
9/30/2020		Chen, Po-Show	Shanghai Office Rent		5,802.00	5,802.00
9/30/2020		Delray Wannemacher	Board Member fee		5,000.00	5,000.00
9/30/2020		Shelby Chan	Board Member fee		2,500.00	2,500.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$118,788.26	$92,681.28	$211,469.54

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2020 Balance on Statement: $67,610.90

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $67,610.90

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 2:20-bk-15501
	Operating Report Number: FOUR(4)
	For the Month Ending: 9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 DIP PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		140,967.14
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		103,664.62
3. BEGINNING BALANCE:		37,302.52
4. TOTAL RECEIPTS THIS PERIOD:		97,349.66
5. BALANCE:		134,652.18
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	117,614.09	
TOTAL DISBURSEMENTS THIS PERIOD:***		117,614.09
7. ENDING BALANCE:		17,038.09

8. General Account Number(s): XX-6268

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM DIP PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
9/10/2020		Intuit	Payroll		28,707.13	28,707.13
9/15/2020		Intuit	Payroll		14,558.08	14,558.08
9/16/2020		IRS	Payroll Tax		11.40	11.40
9/16/2020		NYS DEPT OF TAXATION & FINANCE	Payroll Tax		416.75	416.75
9/16/2020		American Funds	Employee Benefit		2,292.65	2,292.65
9/16/2020		American Funds	Employee Benefit		2,631.00	2,631.00
9/16/2020		EDD	Payroll Tax		2,712.97	2,712.97
9/16/2020		IRS	Payroll Tax		13,810.24	13,810.24
9/18/2020		Intuit	Payroll		36,473.03	36,473.03
9/22/2020		Intuit	Payroll		1,695.25	1,695.25
9/23/2020		IRS	Payroll Tax		10.20	10.20
9/23/2020		NYS DEPT OF TAXATION & FINANCE	Payroll Tax		416.75	416.75
9/23/2020		American Funds	Employee Benefit		1,047.00	1,047.00
9/23/2020		EDD	Payroll Tax		2,043.78	2,043.78
9/23/2020		IRS	Payroll Tax		10,787.86	10,787.86
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	117,614.09	$117,614.09

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2020 Balance on Statement: $17,038.09

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $17,038.09

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.		Case Number:	2:20-bk-15501
		Operating Report Number:	FOUR(4)
	Debtor(s).	For the Month Ending:	9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 DIP TAXES ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		9,099.08
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		9,091.27
3. BEGINNING BALANCE:		7.81
4. TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		7.81
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		7.81

8. General Account Number(s): XX-6275

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM DIP TAXES ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	$0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2020 Balance on Statement: $7.81

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $7.81

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 2:20-bk-15501
	Operating Report Number: FOUR(4)
	For the Month Ending: 9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
BANK OF CHINA CASH ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		57,495.79
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		25,171.38
3. BEGINNING BALANCE:		32,324.41 [1]
4. RECEIPTS DURING CURRENT PERIOD:		23,506.42
5. BALANCE:		55,830.83
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	18,426.43	
Disbursements (from page 2)	7,500.13	
TOTAL DISBURSEMENTS THIS PERIOD:***		25,926.56
7. ENDING BALANCE:		29,904.27

8. General Account Number(s): XX-3478

Depository Name & Location: Bank of China
1377 Nanjing Road West
Shanghai, China

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Bank of China. Account is necessary to process payroll for overseas employees.

TOTAL DISBURSEMENTS FROM BANK OF CHINA CASH ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
9/14/2020		Transfer	Transfer to Petty Cash China	6591.33		6,591.33
9/15/2020		Transfer	Transfer to Petty Cash China	6,415.56		6,415.56
9/18/2020		Transfer	Transfer to Petty Cash China	5,419.54		5,419.54
9/24/2020		Shanghai Employee	Employee Benefit		7,500.13	7,500.13
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$18,426.43	$7,500.13	$25,926.56

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

BANK OF CHINA CASH ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2020 Balance on Statement: $29,904.27

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $29,904.27

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)	
	Case Number:	2:20-bk-15501
	Operating Report Number:	FOUR(4)
	For the Month Ending:	9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
SHANGHAI NEWCOINS ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		30,097.86
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		29,789.56
3. BEGINNING BALANCE:		308.30 [1]
4. RECEIPTS DURING CURRENT PERIOD:		0.24
5. BALANCE:		308.54
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		308.54

8. General Account Number(s): XX-0455

Depository Name & Location: Shanghai Pudong Development Bank
18 JIAFENG RD.,WAI GAO QIAO FTZ
SHANGHAI,CHINA

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Shanghai Newcoins Account.

TOTAL DISBURSEMENTS FROM SHANGHAI NEWCOINS ACCOUNT ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred*	Amount Disbursed**	Amount
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
			TOTAL DISBURSEMENTS THIS PERIOD:	$0.00	$0.00	$0.00

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you.

SHANGHAI NEWCOINS ACCOUNT ACCOUNT

BANK RECONCILIATION

Bank statement Date:	9/30/2020	Balance on Statement:	$308.54

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS: 0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $308.54

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I. D. SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

A. DIP OPERATING ACCOUNT	67,610.90
A.1 DIP PAYROLL ACCOUNT	17,038.09
A.2 DIP TAXES ACCOUNT	7.81
CHASE ACCOUNT #1723	0.00
CHASE ACCOUNT #1731	0.00
CHASE ACCOUNT #6062	0.00
BANK OF CHINA CASH ACCOUNT	29,904.27
SHANGHAI NEWCOINS ACCOUNT	308.54
PETTY CASH CHINA (SEE BELOW)	46.24

TOTAL CASH AVAILABLE: 114,915.85

Petty Cash (China) Transactions:

Date	Purpose	Amount
9/1/2020	Beginning Balance	1,001.69
9/1/2020	Collection of membership subscription	23,391.00
9/14/2020	Withdraw from Bank of China	6,591.33
9/15/2020	Withdraw from Bank of China	6,415.56
9/15/2020	August Part of Shanghai office Employees Payroll	(37,095.31)
9/15/2020	August Telephone Fee	(30.81)
9/15/2020	August Warren's Expenses fee	(14.48)
9/18/2020	Withdraw from Bank of China	5,419.54
9/18/2020	August Part of Shanghai office Employees Payroll	(1,785.38)
9/18/2020	August Office supplies	(540.71)
9/18/2020	August Transportation fee	(247.41)
9/18/2020	Employment Summer Subside Per China Policy	(910.46)
9/18/2020	August Utilities Fee	(119.95)
9/18/2020	August Office Managerment Fee	(948.76)
9/18/2020	August Office 1 additional ADSL fee(upgraded)	(836.18)
9/30/2020	Realized Foreign Currency Gain(Loss)	(243.43)

TOTAL PETTY CASH TRANSACTIONS: 46.24

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT
Page 1 of 6
STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
Total days in statement period: 30
6261
(0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
OPERATING ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Enjoy the convenience of eStatements! You can receive your statements digitally online instead of waiting for a paper version in the mail. You can also access up to seven years of account history with just a click! Log in to your online banking account to switch today!

Commercial Analysis Checking

Account number	6261	Beginning balance		$51,165.37
Low balance	$49,017.13	Total additions	(192)	227,915.07
Average balance	$87,678.54	Total subtractions	(44)	211,469.54
		Ending balance		$67,610.90

CREDITS

Number	Date	Transaction Description	Additions
	09-01	Wire Trans IN	450.00
	09-01	Wire Trans IN	820.00
	09-01	Wire Trans-IN	1,249.00
	09-01	Deposit	1,239.00
	09-02	Wire Trans IN	459.00
	09-02	Wire Trans-IN	559.00
	09-02	Wire Trans-IN	1,249.00
	09-02	Wire Trans IN	1,549.00
	09-02	Wire Trans-IN	2,000.00
	09-02	Wire Trans-IN	2,098.00
	09-02	Deposit	845.00
	09-02	Deposit	2,998.00
	09-03	Wire Trans-IN	459.00
	09-03	Wire Trans-IN	1,699.00
	09-03	Pre Auth Credit	999.00
	09-03	Pre-Auth Credit	3,000.00
	09-03	Deposit	459.00
	09-03	Deposit	100.00
	09-03	Deposit	459.00
	09-03	Deposit	500.00
	09-03	Deposit	888.00
	09-03	Deposit	1,000.00
	09-03	Deposit	1,249.00
	09-03	Deposit	2,000.00
	09-04	Wire Trans IN	459.00
	09-04	Wire Trans-IN	1,000.00
	09-04	Wire Trans-IN	1,140.00
	09-04	Wire Trans IN	1,515.45

EAST WEST BANK Your financial bridge®

ACCOUNT STATEMENT

STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
6261

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description	Additions
	09-04	Wire Trans-IN	1,549.00
	09-04	Wire Trans IN	2,000.00
	09-04	Deposit	2,000.00
	09-04	Deposit	2,698.00
	09-08	Wire Trans-IN	99.00
	09-08	Wire Trans IN	559.00
	09-08	Wire Trans-IN	774.00
	09-08	Wire Trans-IN	774.00
	09-08	Wire Trans IN	1,140.00
	09-08	Wire Trans-IN	1,219.00
	09-08	Wire Trans-IN	1,549.00
	09-08	Wire Trans IN	1,549.00
	09-08	Wire Trans-IN	2,000.00
	09-08	Wire Trans-IN	2,990.00
	09-08	Pre Auth Credit	459.00
	09-08	Deposit	88.00
	09-08	Deposit	400.00
	09-08	Deposit	459.00
	09-08	Deposit	700.00
	09-08	Deposit	1,000.00
	09-08	Deposit	1,000.00
	09-08	Deposit	1,249.00
	09-08	Deposit	1,399.00
	09-08	Deposit	1,549.00
	09-08	Deposit	1,549.00
	09-08	Deposit	1,699.00
	09-08	Deposit	1,699.00
	09-08	Deposit	2,000.00
	09-08	Deposit	2,698.00
	09-09	Wire Trans-IN	440.00
	09-09	Wire Trans-IN	559.00
	09-09	Wire Trans IN	559.00
	09-09	Wire Trans-IN	1,000.00
	09-09	Wire Trans-IN	1,000.00
	09-09	Wire Trans-IN	1,140.00
	09-09	Wire Trans IN	1,239.00
	09-09	Wire Trans-IN	1,250.00
	09-09	Wire Trans-IN	1,529.00
	09-09	Wire Trans IN	1,549.00
	09-09	Wire Trans-IN	1,699.00
	09-09	Wire Trans-IN	2,000.00
	09-09	Wire Trans-IN	2,000.00
	09-09	Wire Trans IN	2,000.00
	09-09	Pre-Auth Credit	2,000.00
	09-09	Deposit	459.00
	09-09	Deposit	559.00
	09-09	Deposit	559.00
	09-10	Wire Trans-IN	1,549.00
	09-10	Wire Trans IN	1,549.00

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description		Additions
	09-10	Wire Trans-IN		2,000.00
	09-10	Pre Auth Credit		1,249.00
	09-10	Pre-Auth Credit		1,699.00
	09-10	Deposit		559.00
	09-10	Deposit		1,249.00
	09-10	Deposit		1,249.00
	09-10	Deposit		1,348.00
	09-11	Deposit Adj-Cr	FGN ITEM CK # 027 USD	559.00
	09-11	Wire Trans IN		539.00
	09-11	Wire Trans-IN		559.00
	09-11	Pre-Auth Credit		0.29
	09-11	Pre Auth Credit		1,000.00
	09-11	Deposit		559.00
	09-11	Deposit		1,140.00
	09-11	Deposit		1,140.00
	09-11	Deposit		1,549.00
	09-11	Deposit		1,549.00
	09-11	Deposit		1,549.00
	09-11	Deposit		1,549.00
	09-11	Deposit		2,000.00
	09-14	Wire Trans-IN		1,249.00
	09-14	Wire Trans IN		1,549.00
	09-14	Wire Trans IN		5,000.00
	09-14	Pre-Auth Credit		549.00
	09-14	Pre-Auth Credit		1,000.00
	09-14	Pre Auth Credit		1,000.00
	09-14	Deposit		99.00
	09-14	Deposit		266.00
	09-14	Deposit		383.20
	09-14	Deposit		559.00
	09-14	Deposit		559.00
	09-14	Deposit		559.00
	09-14	Deposit		1,000.00
	09-14	Deposit		1,000.00
	09-14	Deposit		1,249.00
	09-14	Deposit		1,549.00
	09-14	Deposit		1,549.00
	09-14	Deposit		1,549.00
	09-14	Deposit		1,549.00
	09-14	Deposit		1,549.00
	09-14	Deposit		1,599.00
	09-14	Deposit		2,000.00
	09-14	Deposit		2,000.00
	09-14	Deposit		2,098.00
	09-14	Deposit		2,944.13
	09-15	Wire Trans IN		559.00
	09-15	Wire Trans-IN		1,249.00
	09-16	Wire Trans-IN		459.00
	09-16	Pre Auth Credit		1,000.00

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description		Additions
	09-16	Deposit		559.00
	09-16	Deposit		559.00
	09-16	Deposit		559.00
	09-16	Deposit		559.00
	09-16	Deposit		1,549.00
	09-17	ACH Orig Rec It	RETURN SETTLE A ACH RTN R03 GLOBEX TRANSFER L GLOBEX ORIGINAL ENTRY EFF DATE - 200915	1,500.00
	09-17	Wire Trans IN		1,539.00
	09-17	Pre-Auth Credit		559.00
	09-17	Deposit		559.00
	09-17	Deposit		559.00
	09-17	Deposit		700.00
	09-18	Deposit		100.00
	09-18	Deposit		559.00
	09-18	Deposit		1,140.00
	09-18	Deposit		1,348.00
	09-18	Deposit		1,758.00
	09-18	Deposit		3,000.00
	09-21	Wire Trans-IN		459.00
	09-21	Wire Trans-IN		940.00
	09-21	Pre Auth Credit		559.00
	09-21	Deposit		99.00
	09-21	Deposit		459.00
	09-21	Deposit		559.00
	09-21	Deposit		1,000.00
	09-21	Deposit		1,249.00
	09-21	Deposit		1,399.00
	09-21	Deposit		2,000.00
	09-21	Deposit		2,000.00
	09-22	Wire Trans-IN		459.00
	09-22	Wire Trans IN		559.00
	09-22	Wire Trans-IN		1,399.00
	09-22	Wire Trans-IN		1,699.00
	09-22	Pre-Auth Credit		559.00
	09-22	Pre Auth Credit		1,249.00
	09-22	Pre-Auth Credit		1,249.00
	09-22	Deposit		259.00
	09-22	Deposit		459.00
	09-22	Deposit		559.00
	09-22	Deposit		559.00
	09-22	Deposit		1,509.00
	09-23	Wire Trans IN		559.00
	09-23	Wire Trans-IN		1,699.00
	09-24	Deposit Adj-Cr	FGN ITEM CK # 058 USD	1,249.00
	09-24	Wire Trans IN		459.00
	09-24	Deposit		99.00
	09-24	Deposit		1,549.00
	09-24	Deposit		1,550.00

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description	Additions
	09-24	Deposit	1,699.00
	09-24	Deposit	2,987.00
	09-25	Pre-Auth Credit	1,699.00
	09-25	Deposit	560.00
	09-25	Deposit	1,699.00
	09-28	Wire Trans IN	1,393.00
	09-28	Deposit	99.00
	09-28	Deposit	451.00
	09-28	Deposit	459.00
	09-28	Deposit	559.00
	09-28	Deposit	559.00
	09-28	Deposit	559.00
	09-28	Deposit	1,140.00
	09-28	Deposit	1,140.00
	09-28	Deposit	2,576.00
	09-29	Wire Trans IN	1,539.00
	09-29	Deposit	999.00
	09-29	Deposit	3,000.00
	09-30	Wire Trans IN	1,689.00
	09-30	Pre-Auth Credit	950.00

DEBITS

Date	Transaction Description		Subtractions
09-01	Preauth Debit	BLUE SHIELD CA Blueshield 200901	295.70
09-01	Preauth Debit	QUARTERLY FEE PAYMENT 200901 0000	325.00
09-02	Preauth Debit	TOLLFREEFORWARD TOLLFREEFO 200902 1925834	54.57
09-02	Preauth Debit	TOLLFREEFORWARD TOLLFREEFO 200902 1925321	467.83
09-03	Preauth Debit	VONAGE AMERICA VONAGE 200903	33.05
09-03	Preauth Debit	VONAGE AMERICA VONAGE 200903	35.10
09-03	Preauth Debit	VONAGE AMERICA VONAGE 200903	39.19
09-04	Preauth Debit	VONAGE AMERICA VONAGE 200904	66.45
09-08	Preauth Debit	GATEWAY SERVICES WEBPAYMENT 200908	4.40
09-08	Preauth Debit	CHARTER COMMUNIC CHARTER DD 200907 0090527975 &PA	143.50
09-08	Preauth Debit	CHARTER COMMUNIC CHARTER DD 200902 0090527960 &PA	143.50
09-08	Preauth Debit	Chineseinvestors Sept 2020 200908	19,750.00
09-09	Outgoing Wire	CHINESEINVESTORS.C OM INC	1,250.00
09-09	Deposit Corr-DE		559.00
09-10	Outgoing Wire	Wilson Davis & Co.	1,250.00
09-10	Preauth Debit	LEXISNEXIS/RELX ONLINE PUB 200910	451.50
09-10	Preauth Debit	LEXISNEXIS/RELX ONLINE PUB 200910	451.50
09-10	Preauth Debit	UNITED HEALTHCARE EDI PAYMTS 200910 476970022621	2,472.71
09-11	Preauth Debit	UNITEDHEALTHCARE PREMIUM 200911 225498	1,857.10
09-14	Outgoing Wire	CHINESE INVESTORS. COM SHANGHAI OFFI	21,438.60
09-14	Onln Bkg Trfn D	TO ACC 05500016268	5,000.00
09-14	Onln Bkg Trfn D	TO ACC 05500016268	21,438.60
09-14	Preauth Debit	TOLLFREEFORWARD TOLLFREEFO 200914 6176061	73.39
09-14	Preauth Debit	Chineseinvestors Sept 2020 200914	25,311.67
09-15	Outgoing Wire	CHAN WAI YEE	2,500.00

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

ACCOUNT STATEMENT

STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
6261

CHINESEINVESTORS.COM INC

Date	Transaction Description		Subtractions
09-15	Outgoing Wire	DANDY DATA SOLUTIO NS	3,500.00
09-16	Onln Bkg Trfn D	TO ACC 05500016268	51,068.89
09-16	Preauth Debit	Chineseinvestors Sept 2020 200916	1,263.06
09-16	Preauth Debit	Chineseinvestors Sept 2020 200916	1,337.00
09-18	Analysis Servic	ANALYSIS ACTIVITY FOR 08.20	485.01
09-21	Deposit Corr-DE		1,249.00
09-21	Onln Bkg Trfn D	TO ACC 05500016268	4,040.17
09-21	Dep Rtn Stopped		559.00
09-21	Preauth Debit	VONAGE AMERICA VONAGE 200921	34.19
09-21	Preauth Debit	SO CALIF EDISON PAYMENTS 200921	569.02
09-22	Preauth Debit	VONAGE AMERICA VONAGE 200922	33.05
09-22	Preauth Debit	KAISER GROUP DUE INTERNET 200922	2,564.79
09-28	Onln Bkg Trfn D	TO ACC 05500016268	5,802.00
09-29	Outgoing Wire	CHEN PO SHOW	5,802.00
09-29	Onln Bkg Trfn D	TO ACC 05500016268	10,000.00
09-29	Preauth Debit	Chineseinvestors echeck 200929	250.00
09-29	Preauth Debit	Chineseinvestors Board fee 200929	5,000.00
09-30	Outgoing Wire	CHAN WAN YEE	2,500.00
09-30	Outgoing Wire	LEUNG KING FAI	10,000.00

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
08-31	51,165.37	09-11	140,489.01	09-23	76,302.90
09-01	54,302.67	09-14	101,634.08	09-24	85,894.90
09-02	65,537.27	09-15	97,442.08	09-25	89,852.90
09-03	78,241.93	09-16	49,017.13	09-28	92,985.90
09-04	90,536.93	09-17	54,433.13	09-29	77,471.90
09-08	101,096.53	09-18	61,853.12	09-30	67,610.90
09-09	120,828.53	09-21	66,124.74		
09-10	128,653.82	09-22	74,044.90		

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

STATEMENT BALANCING

Fill in the amounts below from the front of this statement and your checkbook.

ENTER
Ending Balance of
this Statement.......................... $____________

Add Deposits not shown
on this Statement $____________

Sub Total.......... $____________

Subtract Checks Issued
but not on Statement

CHECK NUMBER OR DATE	AMOUNT	CHECK NUMBER OR DATE	AMOUNT
TOTAL		TOTAL	

Total amount of outstanding
checks................................ $____________

Balance....................................** $____________

ENTER
Present Balance in
your checkbook..................... $____________

Subtract any service
charges, finance or
any other charges..................... $____________

Sub Total .... $____________

Add Monthly Interest
Earned .... $____________

Add any deposits not yet
entered in checkbook
(Reverse Advances)................... $____________

Subtract any checks not
yet entered in checkbook
(Reverse Payments)................... $____________

Balance.. $____________

IN CASE OF ERRORS OR QUESTIONS REGARDING YOUR CHECKING ACCOUNT

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods as specified in the Deposit Agreement (which periods are no more than 60 days after we make the statement available to you and in some cases 30 days or less), we are not liable to you for, and you agree not to make a claim against us for problems or unauthorized transactions.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS

Telephone or write your local branch of account, listed on the statement front, as soon as you can if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number.
2. Describe the error or the transfer you are unsure about and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If our investigation takes longer than 10 business days from the date we received your notification, we will provisionally credit your account for the disputed amount until our investigation has been completed. If the disputed amount involves an electronic funds transfer to or from an account within 30 days after the first deposit to the account was made, we will provisionally credit your account within 20 business days from the date we receive your notification.

ACCOUNTS WITH CHECK STORAGE

Upon your request, we will provide you, without charge, legible copies of two checks from each account statement. Additional copies of canceled checks are subject to our service charges. You can make a request for these copies by contacting the branch listed on the front of this statement.

CHANGE OF ADDRESS

Please notify us immediately for change of address by phoning or writing your local branch of account, listed on the front of this statement.

(REV 11/07)

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT
Page 1 of 2
STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
Total days in statement period: 30
6268
(0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
PAYROLL ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Commercial Analysis Checking

Account number	6268	Beginning balance		$37,302.52
Low balance	$1,236.09	Total additions	(6)	97,349.66
Average balance	$21,487.24	Total subtractions	(15)	117,614.09
		Ending balance		$17,038.09

CREDITS

Number	Date	Transaction Description		Additions
	09-14	Daln Bkg Trft C	FR ACC 05500016281	5,000.00
	09-14	Daln Bkg Trft C	FR ACC 05500016281	21,438.60
	09-16	Daln Bkg Trft C	FR ACC 05500016281	51,068.89
	09-21	Daln Bkg Trft D	FR ADD 05500016281	4,040.17
	09-28	Daln Bkg Trft C	FR ACC 05500016281	5,802.00
	09-29	Daln Bkg Trft C	FR ACC 05500016281	10,000.00

DEBITS

Date	Transaction Description		Subtractions
09-10	Preauth Debit	INTUIT PAYROLL S QUICKBOOKS 200910 352089869	28,707.13
09-15	Preauth Debit	INTUIT PAYROLL S QUICKBOOKS 200915 352089869	14,558.08
09-16	Preauth Debit	IRS USATAXPYMT 200916 270068000620043	11.40
09-16	Preauth Debit	NYS DTF WT Tax Paymet 200916 000000060227116	416.75
09-16	Preauth Debit	AMERICAN FUNDS INVESTMENT 200916 BRK138892200911	2,292.65
09-16	Preauth Debit	AMERICAN FUNDS INVESTMENT 200916 BRK138892200914	2,631.00
09-16	Preauth Debit	EMPLOYMENT DEVEL EDD EFTPMT 200916 465605640	2,712.97
09-16	Preauth Debit	IRS USATAXPYMT 200916 270068042392502	13,810.24
09-18	Preauth Debit	INTUIT PAYROLL S QUICKBOOKS 200918 352089869	36,473.03
09-22	Preauth Debit	INTUIT PAYROLL S QUICKBOOKS 200922 352089068	1,695.25
09-23	Preauth Debit	IRS USATAXPYMT 200923 270068760187930	10.20
09-23	Preauth Debit	NYS DTF WT Tax Paymet 200923 000000060574690	416.75
09-23	Preauth Debit	AMERICAN FUNDS INVESTMENT 200923 BRK138892200921	1,047.00
09-23	Preauth Debit	EMPLOYMENT DEVEL EDD EFTPMT 200923 77 2005248	2,043.78
09-23	Preauth Debit	IRS USATAXPYMT 200923 270066723425132	10,787.86

EAST WEST BANK Your financial bridge

ACCOUNT STATEMENT

STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
6268

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

CHINESEINVESTORS.COM INC

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
08-31	37,302.52	09-16	49,669.79	09-23	1,236.09
09-10	8,595.39	09-18	13,196.76	09-28	7,038.09
09-14	35,033.99	09-21	17,236.93	09-29	17,038.09
09-15	20,475.91	09-22	15,541.68		

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

STATEMENT BALANCING

Fill in the amounts below from the front of this statement and your checkbook.

ENTER
Ending Balance of
this Statement.......................... $________________

Add Deposits not shown
on this Statement $________________
____
____

Sub Total.......... $________________

Subtract Checks Issued
but not on Statement

CHECK NUMBER OR DATE	AMOUNT	CHECK NUMBER OR DATE	AMOUNT
TOTAL		TOTAL	

Total amount of outstanding
checks............................... $________________

Balance..................................** $________________

ENTER
Present Balance in
your checkbook.................... $________________

Subtract any service
charges, finance or
any other charges.................... $________________

Sub Total .... $________________

Add Monthly Interest
Earned .... $________________

Add any deposits not yet
entered in checkbook
(Reverse Advances).................. $________________
____
____
____

Subtract any checks not
yet entered in checkbook
(Reverse Payments).................. $________________
____
____
____

Balance.. $________________

IN CASE OF ERRORS OR QUESTIONS REGARDING YOUR CHECKING ACCOUNT

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods as specified in the Deposit Agreement (which periods are no more than 60 days after we make the statement available to you and in some cases 30 days or less), we are not liable to you for, and you agree not to make a claim against us for problems or unauthorized transactions.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS

Telephone or write your local branch of account, listed on the statement front, as soon as you can if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number.
2. Describe the error or the transfer you are unsure about and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If our investigation takes longer than 10 business days from the date we received your notification, we will provisionally credit your account for the disputed amount until our investigation has been completed. If the disputed amount involves an electronic funds transfer to or from an account within 30 days after the first deposit to the account was made, we will provisionally credit your account within 20 business days from the date we receive your notification.

ACCOUNTS WITH CHECK STORAGE

Upon your request, we will provide you, without charge, legible copies of two checks from each account statement. Additional copies of canceled checks are subject to our service charges. You can make a request for these copies by contacting the branch listed on the front of this statement.

CHANGE OF ADDRESS

Please notify us immediately for change of address by phoning or writing your local branch of account, listed on the front of this statement.

MEMBER FDIC

(REV 11/07)

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT

Page 1 of 1
STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
Total days in statement period: 30
6275
(0)

CHINESEINVESTORS.COM INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
TAXES ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Enjoy the convenience of eStatements! You can receive your statements digitally online instead of waiting for a paper version in the mail. You can also access up to seven years of account history with just a click! Log in to your online banking account to switch today!

Commercial Analysis Checking

Account number	6275	Beginning balance		$7.81
Low balance	$7.81	Total additions	(0)	.00
Average balance	$7.81	Total subtractions	(0)	.00
		Ending balance		$7.81

** No activity this statement period **

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

STATEMENT BALANCING

Fill in the amounts below from the front of this statement and your checkbook.

ENTER
Ending Balance of
this Statement.............................. $____________

Add Deposits not shown
on this Statement $____________

Sub Total.......... $____________

Subtract Checks Issued
but not on Statement

CHECK NUMBER OR DATE	AMOUNT	CHECK NUMBER OR DATE	AMOUNT
TOTAL		TOTAL	

Total amount of outstanding
checks.................................. $____________

Balance......................................** $____________

ENTER
Present Balance in
your checkbook..................... $____________

Subtract any service
charges, finance or
any other charges..................... $____________

Sub Total .... $____________

Add Monthly Interest
Earned .... $____________

Add any deposits not yet
entered in checkbook
(Reverse Advances)................... $____________

Subtract any checks not
yet entered in checkbook
(Reverse Payments)................... $____________

Balance... $____________

IN CASE OF ERRORS OR QUESTIONS REGARDING YOUR CHECKING ACCOUNT

You must examine your statement carefully and promptly. You are in the best position to discover errors and unauthorized transactions on your account. If you fail to notify us in writing of suspected problems or unauthorized transactions within the time periods as specified in the Deposit Agreement (which periods are no more than 60 days after we make the statement available to you and in some cases 30 days or less), we are not liable to you for, and you agree not to make a claim against us for problems or unauthorized transactions.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS

Telephone or write your local branch of account, listed on the statement front, as soon as you can if you think your statement or receipt is wrong or if you need more information about a transfer on the statement or receipt. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared.

1. Tell us your name and account number.
2. Describe the error or the transfer you are unsure about and explain as clearly as you can why you believe there is an error or why you need more information.
3. Tell us the dollar amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If our investigation takes longer than 10 business days from the date we received your notification, we will provisionally credit your account for the disputed amount until our investigation has been completed. If the disputed amount involves an electronic funds transfer to or from an account within 30 days after the first deposit to the account was made, we will provisionally credit your account within 20 business days from the date we receive your notification.

ACCOUNTS WITH CHECK STORAGE

Upon your request, we will provide you, without charge, legible copies of two checks from each account statement. Additional copies of canceled checks are subject to our service charges. You can make a request for these copies by contacting the branch listed on the front of this statement.

CHANGE OF ADDRESS

Please notify us immediately for change of address by phoning or writing your local branch of account, listed on the front of this statement.

MEMBER FDIC

(REV 11/07)

中国银行股份有限公司存款交易明细对账单

账号 Account No. [redacted] [illegible]
账户名称 Account Name [illegible]
币种 Currency 人民币(CNY)
账户类型 Account Type [illegible]
开户行 Bank Name [illegible]
承前页余额 Previous Page Balance [illegible]
[illegible] Page [illegible]
Reconciliation Period [illegible]

序号 Seq.	记账日 [illegible]	起息日 Val. D.	交易类型 Type	凭证 [illegible]	凭证号码/业务编号/用途/摘要 Seq. No./Trans. No./Details	借方发生额 Debit Amount	贷方发生额 Credit Amount	余额 Balance	对方账号/户名 Reference No.	备注 Notes
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]		[illegible]		[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]				[illegible]	[illegible]	[illegible]	
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	[illegible]

Tax refund for [illegible] quarter due to covid-19
Tax refund for 2nd quarter due to covid-19
[illegible] refund for [illegible] quarter due to covid-19
Tax refund for [illegible] quarter due to covid-19

借方合计 Debit Total [illegible]　贷方合计 Credit Total [illegible]　本页余额 Current Page Balance [illegible]　对账期间末余额 Balance At the End of the Period [illegible]

[illegible] ... represents debit amount; otherwise represents credit amount. ... For any error or omission in this statement, ... Please keep this statement properly and timely inform us with written notice of address or contact number change.

上海浦东发展银行电子明细对账单

浦发银行 SPD BANK | 公司金融 Corporate Banking

客户名称 上海华学院 峰发数字传媒科技有限公司　　客户号 2015384127
账户名称 上海华学院 峰发数字传媒科技有限公司　　账号 [redacted]0155
账单币种 美元　　金额单位 元
账单类型 月账单　　账户统计日期 2020年09月01日-2020年09月30日　　第1页,共1页

期末余额	308.54	汇总交易笔数	1笔	汇总借方发生	0.00	汇总贷方发生	0.24

交易日期	柜员流水号	发生额		账户余额	交易对手信息		摘要代码	备注
		借方	贷方		对手机构	对手名称		
9-21	998049880050		0.24	308.54			INTEREST	

提示：

1、为保障账户资金安全，请及时核实、纠正可能发生的差错。
2、账单内交易记账时间为银行处理时间，可能与单位记账时间不一致。
3、如有任何疑问，请致电95528或到本行营业网点，我们将竭诚为您服务。

上海浦东发展银行 单位客户电子对账专用章

2020年10月1日

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
None				
			TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:

Gross Sales Subject to Sales Tax:	0.00
Total Wages Paid:	144,377.79

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	12,926.00		
State Withholding	4,469.89		
FICA- Employer's Share	3,067.90		
FICA- Employee's Share	3,067.90		
Federal Unemployment	15.00		
Sales and Use			
Real Property			
Other:			
TOTAL:	23,546.69	0.00	

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	133,164.83		
31 - 60 days	17,782.99		
61 - 90 days	58,487.15		
91 - 120 days			
Over 120 days		0.00	
TOTAL:	209,434.97	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability	Sentinel Ins.	2,000,000.00	6/25/2021	6/25/2021
Worker's Compensation	AmGUARD Ins.	1,000,000.00	12/4/2020	12/4/2020
Casualty				
Vehicle				
Public Liability (China)	Ping An Prop. & Cas.	1 Million (RMB)	7/5/2021	7/5/2021

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2020	17,997.97	650.00	24-Jul-2020	650.00	0.00
30-Sep-2020	886,347.73	4,875.00			4,875.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		5,525.00		650.00	4,875.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report.

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Wei Wang	7/18/2020		0.00
Lan Jiang	7/18/2020		30,000.00
Keevin Gillespie	7/18/2020		13,346.90
Clayton Miller	7/18/2020		7,846.90
Leung King Fai (Patrick Leung)	7/18/2020		10,000.00
Delray Wannemacher	7/18/2020		5,000.00
Chan Wan Yee(Shelby Chan)	7/18/2020		5,000.00

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
NONE			

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Subscription Revenue	212,972.12	784,473.39 [1]
Investor Relation Revenue	18,000.15	51,290.32
Net Sales/Revenue	230,972.27	835,763.71
Operating Expenses:		
Salaries	144,377.79	408,667.64
Payroll Taxes	6,601.37	23,887.59
Employee Benefits	10,069.27	26,402.07
Bank Fees	559.97	3,090.18
Communications	528.03	5,889.01
Dues & Subscriiptions	903.00	1,807.68
Contract & Professional Service	51,635.99	257,303.42
Office Expenses	1,689.21	14,521.16
Office Meals and Pantry	0.00	412.93
Postage and Shipping	0.00	34.70
Shanghai Property Expenses	6,797.24	20,199.74
Shanghai Employee Expenses	7,499.18	26,488.32
Shanghai Tax	(1,915.47)	4,174.12
Shanghai Other	1,778.71	6,530.81
Shanghai Salary	69,096.04	197,232.45
Advertising	7,210.00	33,010.03
Insurance	295.70	2,698.42
Realized Foreign Currency Gain	113.63	1,405.67
Total Operating Expenses	307,239.66	1,033,755.94
Net Gain/(Loss) from Operations	(76,267.39)	(197,992.23)
Non-Operating Income:		
Interest Income	22.57	296.30
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	22.57	296.30
Non-Operating Expenses:		
Mortgage Interest		
Legal and Professional (Itemize)		
Other - State tax	0.00	342.19
Other - UST Fees	0.00	0.00
Total Non-Operating Expenses	0.00	342.19
NET INCOME/(LOSS)	(76,244.82)	(198,038.12)

(Attach exhibit listing all itemizations required above)

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End		
ASSETS			
Current Assets:			
Unrestricted Cash	114,915.85	[1]	
Accounts Recievable	0.00		
Advance to Employee	135,907.85		
Deposit in Transit-Clearing	114,580.56		
Prepaid Expense	47,695.13		
Deposits	61,882.23		
Trading Securities	247,926.01		
Total Current Assets			722,907.63
Property, Plant, and Equipment	454,746.45		
Accumulated Depreciation/Depletion	(316,493.25)		
Net Property, Plant, and Equipment			138,253.20
Land			-
Other Assets (Net of Amortization):			
Intangible Assets			
Other (Itemize)			
Operating lease ROU	447,468.42		
Loan Receivable	3,756,484.76		
Investement	1,565,673.35		
Total Other Assets			5,769,626.53
TOTAL ASSETS			6,630,787.36
LIABILITIES			
Post-petition Liabilities:			
Accounts Payable	209,434.97		
Accured Expenses	125,962.66		
Notes Payable			
Professional fees			
Other (Itemize)			
Total Post-petition Liabilities			335,397.63
Pre-petition Liabilities:			
Accounts Payable	60,692.00		
Accrued Expenses	128,148.72		
Other Current Liabilities	2,267,107.11		
Operating Lease Liability-LT	219,568.18		
Long Term Deffered Revenue	163,188.69		
Other Longterm Debt	8,679,270.96		
Total Pre-petition Liabilities			11,517,975.66
TOTAL LIABILITIES			11,853,373.29
EQUITY:			
Pre-petition Owners' Equity	(5,024,547.81)		
Post-petition Profit/(Loss)	(198,038.12)		
TOTAL EQUITY			(5,222,585.93)
TOTAL LIABILITIES & EQUITY			6,630,787.36

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:		X

A wire transfer, pre-scheduled on June 17,2020, was processed post-petition.

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	X	

3. State what progress was made during the reporting period toward filing a plan of reorganization

4. Describe potential future developments which may have a significant impact on the case:

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X	

I,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Wei Warren Wang
Principal for Debtor-in-Possession

PROOF OF SERVICE OF DOCUMENT

I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is:

21257 Hawthorne Blvd., Second Floor, Torrance, CA 90503

A true and correct copy of the foregoing document *entitled* **MONTHLY OPERATING REPORT NO. 4** will be served or was served **(a)** on the judge in chambers in the form and manner required by LBR 5005-2(d); and **(b)** in the manner stated below:

1. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF): Pursuant to controlling General Orders and LBR, the foregoing document will be served by the court via NEF and hyperlink to the document. On (*date*) October 14, 2020, I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following persons are on the Electronic Mail Notice List to receive NEF transmission at the email addresses stated below:

☒ Service information continued on attached page

2. SERVED BY UNITED STATES MAIL: On (*date*)________________, I served the following persons and/or entities at the last known addresses in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States mail, first class, postage prepaid, and addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.

☐ Service information continued on attached page

3. SERVED BY EMAIL (state method for each person or entity served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on (*date*) ______________________, I served the following persons and/or entities by personal delivery, overnight mail service, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on, or overnight mail to, the judge will be completed no later than 24 hours after the document is filed.

☐ Service information continued on attached page

I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct.

October 14, 2020	Mayra Duran	/s/ Mayra Duran
Date	*Printed Name*	*Signature*

1. **TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF)**:

- **James Andrew Hinds** jhinds@hindslawgroup.com, mduran@hindslawgroup.com
- **Lior Katz** lior@katzlaw.com
- **Crystle Jane Lindsey** crystle@wsrlaw.net, crystle@cjllaw.com;gabby@wsrlaw.net;eduardo@wsrlaw.net
- **Joshua Mandell** joshua.mandell@akerman.com, evelyn.duarte@akerman.com;masterdocketlit@akerman.com;robert.diwa@akerman.com;connie.harris@akerman.com
- **James R Selth** jim@wsrlaw.net, jselth@yahoo.com;eduardo@wsrlaw.net;gabby@wsrlaw.net;vinnet@ecf.inforuptcy.com
- **Rachel M Sposato** rsposato@hindslawgroup.com, mduran@hindslawgroup.com
- **Joseph Trenk** trenklaw@gmail.com
- **United States Trustee (LA)** ustpregion16.la.ecf@usdoj.gov
- **Larry D Webb** Webblaw@gmail.com, larry@webblaw.onmicrosoft.com
- **Daniel J Weintraub** dan@wsrlaw.net, vinnet@ecf.inforuptcy.com;gabby@wsrlaw.net;eduardo@wsrlaw.net
- **David Wood** dwood@marshackhays.com, dwood@ecf.courtdrive.com;lbuchananmh@ecf.courtdrive.com;kfrederick@ecf.courtdrive.com
- **Claire K Wu** ckwu@sulmeyerlaw.com, mviramontes@sulmeyerlaw.com;ckwu@ecf.courtdrive.com;ckwu@ecf.inforuptcy.com
- **Hatty K Yip** hatty.yip@usdoj.gov, hatty.k.yip@usdoj.gov